SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                              April 24, 2003
______________________________________________________________________________
                    (Date of earliest event reported)


                      Peoples Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


    Maryland                          000-29949                   31-1686242
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)


6100 West Chester Road, West Chester, Ohio                         45069
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                               (513) 870-3530
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)






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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            __________________________________________________________________

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  The following exhibit is included with this Report:

Exhibit No.         Description
-----------         -----------

       99.1           Press Release, dated April 24, 2003


Item 9.     Regulation FD Disclosure (Results of Operations and Financial
            Condition)
            _____________________________________________________________

       On April 24, 2003, Peoples Community Bancorp, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by
Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.

























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.


  Date: April 29, 2003        By:  /s/ Jerry D. Williams
                                   -------------------------------------
                                   Jerry D. Williams
                                   President and Chief Executive Officer






























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